"SPECIMEN"

              PARADIGM MEDICAL INDUSTRIES, INC.

Number ______                               ____________ Shares
                           Series C Convertible Preferred Stock

                       Incorporated Under
                        the Laws of the
                       State of Delaware



THIS CERTIFIES THAT ___________________________ is the
recordholder of ________________________________________________
(________) fully paid and non-assessable shares of Series C Convertible Preferred Stock, $.001 par value per share ($100 stated value), of Paradigm Medical Industries, Inc., a Delaware corporation (herein called the "Corporation"), transferable only on the share register of the Corporation by the holder hereof in person, or by duly authorized attorney, upon the surrender of this certificate properly endorsed or assigned for transfer.

            WITNESS the signatures of the duly authorized officers of the Corporation.

            DATED:  _____________, 199__



__________________________               ________________________
Michael W. Stelzer, Vice President       Randall A. Mackey,
of Operations and Chief Operating        Secretary
Officer

THE CORPORATION IS AUTHORIZED TO ISSUE COMMON STOCK, $0.001 PAR VALUE, AND PREFERRED STOCK, $0.001 PAR VALUE, WHICH MAY BE ISSUED IN ONE OR MORE SERIES. A STATEMENT OF THE RESPECTIVE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF THE COMMON STOCK AND ANY SUCH SERIES OF PREFERRED STOCK WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER OF RECORD OF THIS CERTIFICATE UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.

FOR VALUE RECEIVED                             HEREBY SELLS,
ASSIGNS, AND TRANSFERS UNTO
                      SHARES REPRESENTED BY THE WITHIN
CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT
                             ATTORNEY TO TRANSFER THE SAID SHARES
ON THE SHARE REGISTER OF THE WITHIN NAMED CORPORATION WITH FULL POWER TO SUBSTITUTION IN THE PREMISES.

DATED                  , 19

IN PRESENCE OF

   (WITNESS)
(SHAREHOLDER)


(SHAREHOLDER)


NOTICE:  THE SIGNATURE ON THIS ASSIGNMENT MUST CORRESPOND WITH
THE NAMES WRITTEN UPON THE FACE OF THIS CERTIFICATE, IN EVERY
PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE
WHATSOEVER.

      THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAWS IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION FOR NON-PUBLIC OFFERINGS. THE SHARES MAY NOT BE SOLD OR TRANSFERRED UNLESS THE SHARES ARE REGISTERED UNDER THE ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO IT THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.